UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

Flowco Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42477	99-4382473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Blvd. Suite 450
Houston, Texas		77056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 997-4877

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	FLOC	New York Stock Exchange
Class A Common Stock, $0.0001 par value per share	FLOC	NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting (as defined in Item 5.07 to this Current Report on Form 8-K) of Flowco Holdings Inc. (the “Company”), the Company’s stockholders approved the Company’s 2026 Employee Stock Purchase Plan (“ESPP”), pursuant to which the Company may issue up to 500,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”). The material terms of the ESPP have been previously reported by the Company and may be found under Proposal 2 contained in the Company’s definitive proxy statement previously filed with the Securities and Exchange Commission on March 27, 2026 (the “Proxy Statement”), which description is incorporated herein by reference.

A copy of the ESPP is incorporated herein by reference as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 7, 2026, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on three proposal listed below at the Annual Meeting. The final voting results for each proposal are set forth in the following tables. For more information about each of the proposals, please see the Company’s Proxy Statement.

Proposal 1: Election of Directors – To elect two Class I directors to serve until the 2029 annual meeting of stockholders and until his or her respective successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal.

Directors	Votes For	Votes Against	Abstentions	Broker Non-Votes
Joseph R. Edwards	69,531,544	1,103,426	4,765,366	1,614,929
Cynthia L. Walker	70,589,785	321,279	4,489,272	1,614,929

Each nominee was elected by the Company’s stockholders, as recommended by the Company’s Board of Directors.

Proposal 2: Approval of Adoption of the Employee Stock Purchase Plan – To approve the adoption of the Company’s 2026 Employee Stock Purchase Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
75,387,948	3,123	9,265	1,614,929

The Company stockholders approved the Company’s Employee Stock Purchase Plan, as recommended by the Company’s Board of Directors.

Proposal 3: Ratification of Independent Registered Public Accounting Firm – To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year December 31, 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,012,328	896	2,041	0

The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified by the Company’s stockholders, as recommended by the Company’s Board of Directors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Flowco Holdings Inc. 2026 Employee Stock Purchase Plan (incorporated by reference)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWCO HOLDINGS INC.

Date:	May 8, 2026	By:	/s/ Joel Lambert
		Name:	Joel Lambert
		Title:	Senior Vice President, Secretary and General Counsel